                                                                    EXHIBIT 99.2

                         BUCYRUS INTERNATIONAL, INC.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

                                                              JUNE 30, 1997
                                           ----------------------------------------------------
                                               HISTORICAL
                                           -------------------

                                                                  PRO FORMA           COMBINED
                                           BUCYRUS     MARION    ADJUSTMENTS(1)(2)    PRO FORMA
                                           --------    -------   -----------------    ---------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents..............  $ 11,350    $   240       $    452 (3)     $ 12,042
  Receivables............................    54,271      9,679                          63,950
  Inventories............................    74,587     37,427                         112,014
  Prepaid expenses and other current
    assets...............................     5,091         91         (1,892)(4)        3,290
                                           --------    -------       --------         --------
  Total Current Assets...................   145,299     47,437         (1,440)         191,296
OTHER ASSETS:
  Restricted funds on deposit............     1,079         --                           1,079
  Goodwill...............................        --         --
  Intangible assets -- net...............     8,101      1,372            662 (5)       10,135
  Other assets...........................     6,395        361          3,200 (6)        9,956
                                           --------    -------       --------         --------
                                             15,575      1,733          3,862           21,170
PROPERTY, PLANT AND EQUIPMENT -- NET:....    37,639      9,146         (7,925)(5)       38,860
                                           --------    -------       --------         --------
                                           $198,513    $58,316       $ (5,503)        $251,326
                                           ========    =======       ========         ========
LIABILITIES AND COMMON SHAREHOLDERS'
  INVESTMENT
CURRENT LIABILITIES:
  Accounts payable and accrued
    expenses.............................  $ 41,712    $ 9,401       $ (5,599)(7)     $ 45,514
  Payable to affiliated entity...........        --        839           (839)(7)           --
  Liabilities to customers on uncompleted
    contracts and warranties.............     7,170      4,011                          11,181
  Income taxes...........................     2,042         --                           2,042
  Short-term obligations.................    11,438         --         45,000           56,438

  Current maturities of long-term debt...       416         --                             416
                                           --------    -------       --------         --------
  Total Current Liabilities..............    62,778     14,251         38,562          115,591
LONG-TERM LIABILITIES:
  Deferred income taxes..................       138         --                             138
  Liabilities to customers on uncompleted
    contracts and warranties.............     3,239         --                           3,239
  Postretirement benefits................    10,800      6,725         (6,725)(7)       10,800
  Deferred expenses and other............    12,152      4,344         (4,344)(7)       12,152
                                           --------    -------       --------         --------
                                             26,329     11,069        (11,069)          26,329
LONG-TERM DEBT, less current maturities..    68,339         --                          68,339


COMMON SHAREHOLDERS' INVESTMENT:
  Common stock...........................       105         --                             105
  Additional paid-in capital.............    57,739         --                          57,739
  Unearned stock compensation............    (2,395)        --                          (2,395)
  Accumulated deficit....................   (13,023)        --                         (13,023)
  Cumulative translation adjustment......    (1,359)        --                          (1,359)
  Combined equity........................        --     32,996        (32,996)              --
                                           --------    -------       --------         --------
                                             41,067     32,996        (32,996)          41,067
                                           --------    -------       --------         --------
                                           $198,513    $58,316       $ (5,503)        $251,326
                                           ========    =======       ========         ========

See accompanying Notes to Unaudited Pro Forma Combined Condensed Balance Sheet.

                         BUCYRUS INTERNATIONAL, INC.

         NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

(1) A summary of sources and uses of proceeds for the Marion Acquisition was as follows:

SOURCES OF FUNDS:
  Gross proceeds from the Bridge Loan.......................  $45,000
                                                              -------
Total Sources of Funds......................................  $45,000
                                                              =======
USES OF FUNDS:
  Estimated purchase price for Marion*......................  $36,451
  Bridge Loan borrowing costs of $3,463 less $1,338 paid by
     the Company as of June 30, 1997........................    2,125
  Transaction costs of $6,195 (primarily relocation costs),
     less $463 paid by the Company as of June 30, 1997......    5,732
  Increase to on-hand cash balances.........................      692
                                                              -------
Total Uses of Funds.........................................  $45,000
                                                              =======

-------------------------
* The purchase price of Marion was approximately $40,120 plus or minus the change in Marion's net assets from January 31, 1997, to the closing date. At June 30, 1997, the change in the net assets is a decrease of $3,669 which would reduce the estimated purchase price to $36,451.

(2) The Marion Acquisition included trade receivables, inventory, selected current assets, selected other long-term assets, machinery and equipment, trade payables and selected current liabilities. The estimated allocation of the purchase price of Marion was as follows:

PURCHASE PRICE:
  Cash......................................................  $36,451
  Liabilities assumed.......................................    7,813
  Transaction costs (primarily relocation costs)............    6,195
                                                              -------
                                                              $50,459
                                                              =======
ALLOCATION OF PURCHASE PRICE:
  Receivables...............................................  $ 9,679
  Inventories...............................................   37,427
  Intangible assets (primarily engineering drawings)........    2,034
  Other assets..............................................       98
  Machinery and equipment...................................    1,221
                                                              -------
                                                              $50,459
                                                              =======

(3) Reflects the net increase in cash related to the purchase of Marion:

Gross proceeds from the Bridge Loan.........................  $ 45,000
Purchase of Marion..........................................   (36,451)
Payment of transaction costs................................    (5,732)
Payment of borrowing costs incurred in connection with the
  Bridge Loan...............................................    (2,125)
Elimination of Marion cash not acquired by the Company......      (240)
                                                              --------
                                                              $    452
                                                              ========

                         BUCYRUS INTERNATIONAL, INC.

         NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                    (DOLLARS IN THOUSANDS) -- (CONTINUED)

(4) The reduction in prepaid expenses reflects the following:

Reclassification of Bridge Loan borrowing costs and
  transaction costs that have been paid by the Company as of
  June 30, 1997.............................................  $(1,801)
Elimination of Marion assets not acquired by the Company....      (91)
                                                              -------
                                                              $(1,892)
                                                              =======

(5) The adjustments reflect the write-up to fair market value.

 - Inventory has been adjusted to its fair value as required by Accounting Principles Board Opinion No. 16. This adjustment primarily relates to finished parts which are being valued at their selling price, less cost to sell, less a selling profit.

 - Intangible assets consist of engineering drawings and are expected to be amortized over 20 years.

 - Plant and equipment will be amortized over the estimated useful lives of the respective assets using the straight-line method for financial reporting purposes. Estimated useful lives are expected to be 20 years for buildings and improvements and 10 years for machinery and equipment.

 - The Company intends to review its property, plant and equipment and intangible assets and obtain appraisals of these assets in order to determine what revisions, if any, should be made to individual accounts. The Company does not expect the appraised values to be materially different than the values assigned in these pro forma financial statements.

(6) Reflects the following:

Capitalization of borrowing costs incurred by the Company in connection with the Bridge Loan...........................  $3,463
Elimination of Marion assets not acquired by the Company....    (263)
                                                              ------
                                                              $3,200
                                                              ======



(7) These adjustments represent the elimination of liabilities not assumed by the Company.

                         BUCYRUS INTERNATIONAL, INC.

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                               HISTORICAL
                                       --------------------------
                                         BUCYRUS        MARION
                                        YEAR ENDED    YEAR ENDED
                                       DECEMBER 31,   OCTOBER 31,    PRO FORMA          COMBINED
                                           1996          1996       ADJUSTMENTS         PRO FORMA
                                       ------------   -----------   -----------         ---------
  Net sales..........................    $263,786       $109,625                        $373,411
  Cost of products sold..............     215,126         93,026      $(7,404)(2)(4)     300,748
                                         --------       --------      -------           --------
  Gross profit.......................      48,660         16,599        7,404             72,663
  Product development, selling,
    administrative, and miscellaneous
    expenses.........................      36,470         16,514       (3,076)(3)(4)      49,908
  Allocation of parent corporation
    administrative and overhead
    expenses.........................                      2,200       (2,200)(3)             --
                                         --------       --------      -------           --------
  Operating earnings.................      12,190         (2,115)      12,680             22,755
  Other income.......................       1,003            555                           1,558
                                         --------       --------      -------           --------
  Earnings before interest expense
    and income taxes.................      13,193         (1,560)      12,680             24,313
  Interest expense...................       8,557            228        4,553 (5)         13,338
                                         --------       --------      -------           --------
  Earnings (loss) before income
    taxes............................       4,636         (1,788)       8,127             10,975
  Income taxes.......................       1,758           (662)       2,746 (6)          3,842
                                         --------       --------      -------           --------
  Net earnings (loss)................    $  2,878       $ (1,126)     $ 5,381           $  7,133
                                         ========       ========      =======           ========


Primary Earnings Per Share:
  Weighted average number
  of common and common
  equivalent shares
  outstanding (in thousands).........      10,259                                         10,259
                                         ========                                       ========

Net earnings per share
  of common stock....................    $   0.28                                       $   0.70
                                         ========                                       ========
Fully Diluted Earnings Per Share:
  Weighted average number
  of common and common
  equivalent shares
  outstanding (in thousands).........      10,281                                         10,281
                                         ========                                       ========

Net earnings per share
  of common stock....................    $   0.28                                       $   0.69
                                         ========                                       ========

OTHER DATA:
  EBITDA (as defined
    herein) (7)                          $ 19,247       $    434      $14,339           $ 34,020
  Capital expenditures                   $  4,996       $  1,761                        $  6,757
  Ratio of earnings to
    fixed charges (8)                                                                       1.6x
                                                                                        ========

  See accompanying Notes to Unaudited Pro Forma Combined Condensed Statements
                                 of Operations.

                         BUCYRUS INTERNATIONAL, INC.

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                       HISTORICAL FOR THE
                                        SIX MONTHS ENDED
                                          JUNE 30, 1997
                                       -------------------     PRO FORMA          COMBINED
                                       BUCYRUS     MARION     ADJUSTMENTS         PRO FORMA
                                       --------    -------    -----------         ---------
  Net sales..........................  $143,762    $31,549      $(1,410)(1)       $173,901
  Cost of products sold..............   116,261     27,824       (3,943)(2)(4)     140,142
                                       --------    -------      -------           --------
  Gross profit.......................    27,501      3,725        2,533             33,759
  Product development, selling,
    administrative, and miscellaneous
    expenses.........................    18,345      7,254       (2,731)(3)(4)      22,868
  Allocation of parent corporation
    administrative and overhead
    expenses.........................        --      1,246       (1,246)(3)             --
                                       --------    -------      -------           --------
  Operating earnings.................     9,156     (4,775)       6,510             10,891
  Other income.......................       615         50                             665
                                       --------    -------      -------           --------
  Earnings before interest expense
    and income taxes.................     9,771     (4,725)       6,510             11,556
  Interest expense...................     3,956        780        1,611 (5)          6,347
                                       --------    -------      -------           --------
  Earnings (loss) before income
    taxes............................     5,815     (5,505)       4,899              5,209
  Income taxes.......................     2,392     (2,125)       1,557 (6)          1,824
                                       --------    -------      -------           --------
  Net earnings (loss)................  $  3,423    $(3,380)     $ 3,342           $  3,385
                                       ========    =======      =======           ========

Primary Earnings Per Share:
  Weighted average number
  of common and common
  equivalent shares
  outstanding (in thousands).........    10,345                                     10,345
                                       ========                                   ========

Net earnings per share
  of common stock....................  $   0.33                                   $   0.33
                                       ========                                   ========
Fully Diluted Earnings Per Share:
  Weighted average number
  of common and common
  equivalent shares
  outstanding (in thousands)..........   10,503                                     10,503
                                       ========                                   ========
Net earnings per share
  of common stock..................... $   0.33                                   $   0.32
                                       ========                                   ========
OTHER DATA:
  EBITDA (as defined
    herein) (7)                        $ 12,900    $(3,718)     $ 5,647           $ 14,829
  Capital expenditures                 $  2,433    $   683                        $  3,116
  Ratio of earnings to
    fixed charges (8)                                                                 1.8x

  See accompanying Notes to Unaudited Pro Forma Combined Condensed Statements
                                 of Operations.

                          BUCYRUS INTERNATIONAL, INC.

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

(1) Represents the adjustment to net sales to conform Marion's revenue recognition policy for shovels (shipment method) to the Company's percentage of completion method. The adjustment for 1996 is immaterial and is not included in the 1996 Pro Forma Combined Condensed Statement of Operations.

(2) Reflects the following:

                                                                        YEAR ENDED     SIX MONTHS ENDED
                                                                       DECEMBER 31,        JUNE 30,
                                                                           1996              1997
                                                                       ------------    ----------------
         Elimination of depreciation on buildings which are not
           being purchased by the Company..........................      $   (91)          $   (46)
         Elimination of the LIFO provision.........................         (484)               --
         Reversal of provision for warranties on planetary gearing
           on certain draglines not assumed by the Company pursuant
           to the purchase contract................................       (1,400)               --
         Adjustment to cost of sales to conform Marion's revenue
           recognition policy for shovels (shipment method) to the
           Company's percentage of completion method...............           --            (1,182)
         Adjustment to depreciation expense based on the assigned
           fair value of machinery and equipment...................         (443)             (222)
         Elimination of manufacturing costs related to non-acquired
           assets and non-assumed employees (see below)............       (4,986)           (2,493)
                                                                         -------           -------
                                                                         $(7,404)          $(3,943)
                                                                         =======           =======

    As part of the purchase contract, the Company did not acquire the manufacturing facility of Marion. The elimination of direct costs related to this facility, including maintenance, security, taxes, insurance, etc. results in reductions of approximately $2,239 and $1,120 for the year ended December 31, 1996 and the six months ended June 30, 1997, respectively. This does not include depreciation savings reflected in the table above.

    Also as part of the purchase contract, the Company hired only specifically identified Marion employees which reflected a department-by-department evaluation of personnel required to handle the workload. Various subsidiaries of Global have retained all liabilities related to employees not permanently hired by the Company. The elimination of salaries and benefits from administrative personnel in the fixed manufacturing departments (plant management, purchasing, industrial relations, quality assurance, etc.) who have not been hired results in savings of $1,773 and $886 for the year ended December 31, 1996 and the six months ended June 30, 1997, respectively. An additional $974 and $487 for the year ended December 31, 1996 and the six months ended June 30, 1997, respectively, of duplicative nonpayroll costs related to manufacturing (corporate allocations, travel costs, outside consultants, and other manufacturing items) have been identified.

                          BUCYRUS INTERNATONAL, INC

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

(3) As part of the purchase contract, the Company hired only specifically identified Marion employees. In addition, the Company has identified redundant functions and costs at Marion. These include:

                                                                        YEAR ENDED     SIX MONTHS ENDED
                                                                       DECEMBER 31,        JUNE 30,
                                                                           1996              1997
                                                                       ------------    ----------------
         Salaries and benefits from the elimination of specific
           administrative departments (executive, treasury, human
           resources, and finance).................................      $(2,982)          $(1,492)
         Additional non-payroll related costs related to the
           administrative functions of Marion......................       (1,287)             (644)
         Corporate overhead charges allocated from the parent of
           Marion..................................................       (2,200)           (1,246)
         Salaries and related costs from Marion's permanent
           elimination of various engineering positions in December
           1996....................................................       (1,000)               --
                                                                         -------           -------
                                                                         $(7,469)          $(3,382)
                                                                         =======           =======

     In addition, the adjustments to reflect the impact of purchase accounting and the amortization of the Bridge Loan fees are as follows:

                                                                        YEAR ENDED     SIX MONTHS ENDED
                                                                       DECEMBER 31,        JUNE 30,
                                                                           1996              1997
                                                                       ------------    ----------------
         Adjustment to amortization of intangible assets based on
           the assigned fair value of such assets..................      $  (728)           $(324)
         Adjustment to depreciation expense based on the assigned
           fair value of machinery and equipment...................         (542)            (271)
         Amortization of Bridge Loan fees over one year............        3,463                -
                                                                         -------            -----
                                                                         $ 2,193            $(595)
                                                                         =======            =====

(4) In addition to the above pro forma adjustments, the Company expects to realize significant additional annual cost savings related to headcount reductions and related expenses at Marion which have not been included in the Pro Forma Combined Condensed Statements of Operations. The primary cost savings are related to reduced direct labor costs, engineering and marketing headcount reductions, and future closing of parts and service locations as summarized below:

                                                                        YEAR ENDED     SIX MONTHS ENDED
                                                                       DECEMBER 31,        JUNE 30,
                                                                           1996              1997
                                                                       ------------    ----------------
         Direct labor reductions...................................      $(1,319)          $  (660)
         Engineering and marketing salary and benefit reductions...       (1,292)             (646)
         Elimination of duplicative parts and service locations....         (389)             (194)
                                                                         -------           -------
                                                                         $(3,000)          $(1,500)
                                                                         =======           =======

                          BUCYRUS INTERNATIONAL, INC

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

 (5) Reflects the following:

                                                                        YEAR ENDED     SIX MONTHS ENDED
                                                                       DECEMBER 31,        JUNE 30,
                                                                           1996              1997
                                                                       ------------    ----------------
         Interest on the Bridge Loan at an assumed interest rate of
           10.625%..................................................     $ 4,781           $ 2,391
         Reversal of Marion's historical interest expense...........        (228)             (780)
                                                                         -------           -------
                                                                         $ 4,553           $ 1,611
                                                                         =======           =======

     The effect of a 1/8 of 1% change in the interest rate on the Bridge Loan is $56 per annum.

 (6) Pro forma income taxes have been provided at local statutory rates by tax jurisdiction. Income taxes provided on U.S. operations are offset by pre-bankruptcy net operating loss carryforwards. The benefit of such net operating loss carryforwards would be reflected as a reduction of intangibles rather than the tax provision.

 (7) "EBITDA" is defined as earnings (loss) before (i) income taxes; (ii) interest expense; (iii) depreciation; (iv) amortization; (v) non-cash stock compensation; (vi) loss (gain) on sale of fixed assets; and (vii) inventory fair-value adjustment charged to cost of products sold. Since cash flow from operations is very important to the Company's future, the EBITDA calculation provides a summary review of cash flow performance. EBITDA (as defined herein) should not be considered an alternative to operating income determined in accordance with GAAP as an indicator of operating performance or to cash flows from operating activities determined in accordance with GAAP as a measure of liquidity.

 (8) For purposes of computing the ratio of earnings to fixed charges, earnings consist of earnings before income taxes and fixed charges. Fixed charges consist of interest expense and amortization of debt fees.